                                                                    EXHIBIT 8(g)


April 30, 1999


Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until April 30, 2000, 0.15% of its aggregate 0.25% combined advisory and administrative fees with respect to FRIC's Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:_____________________________________
    Eric A. Russell
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:_____________________________________
    Mark E. Swanson
    Treasurer

April 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company US Government Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until April 30, 2000, a portion of its aggregate 0.25% combined advisory and administrative fees for all expenses that exceed 0.30% of the average daily net assets of FRIC's US Government Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:_____________________________________
    Eric A. Russell
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:_____________________________________
    Mark E. Swanson
    Treasurer

April 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Tax Free Money Market Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until April 30, 2000, 0.10% of its aggregate 0.25% combined advisory and administrative fees with respect to FRIC's Tax Free Money Market Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:_____________________________________
    Eric A. Russell
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:_____________________________________
    Mark E. Swanson
    Treasurer

April 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company Multistrategy Bond Fund

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until April 30, 2000, a portion of its aggregate 0.65% combined advisory and administrative fees for all expenses that exceed 0.80% of the average daily net assets of FRIC's Multistrategy Bond Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:_____________________________________
    Eric A. Russell
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:_____________________________________
    Mark E. Swanson
    Treasurer

April 30, 1999



Mr. Mark E. Swanson
Treasurer
Frank Russell Investment Company
909 A Street
Tacoma, WA  98402

RE:  Frank Russell Investment Company LifePoints Funds

Dear Mark:

Frank Russell Investment Management Company ("FRIMCo"), as adviser and administrator to Frank Russell Investment Company ("FRIC"), agrees to waive, until April 30, 2000, 0.25% of its combined advisory and administrative fees with respect to each of the following FRIC Funds: Equity Balanced Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, and Conservative Strategy Fund. This waiver, which supersedes any prior voluntary waiver or reimbursement arrangements, may, at FRIMCo's option, continue after that date, but may be revised or eliminated at any time thereafter without notice. If this arrangement is acceptable to you, please sign below to indicate your acceptance and agreement and return a copy of this letter to me.

Sincerely,

FRANK RUSSELL INVESTMENT
 MANAGEMENT COMPANY


By:_____________________________________
    Eric A. Russell
    President

Accepted and Agreed:

FRANK RUSSELL INVESTMENT COMPANY


By:_____________________________________
    Mark E. Swanson
    Treasurer